UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2014

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) 2014 EMT Annual Incentive Plan. On February 20, 2014, the Board of Directors (“Board”) of Crown Castle International Corp. (“Company”), upon recommendation from the Compensation Committee, approved the Crown Castle 2014 EMT Annual Incentive Plan (“2014 Incentive Plan”) for the Company’s executive management team (“EMT”), including W. Benjamin Moreland, the Company’s President and Chief Executive Officer and the Company’s other executive officers. The 2014 Incentive Plan is intended to provide incentives to members of the Company’s EMT in the form of cash payments for achieving certain performance goals established under the 2014 Incentive Plan. Under the 2014 Incentive Plan, each eligible participant has an assigned target incentive level, expressed as a percentage of base salary. Depending on the achievement of specified levels of corporate and business unit financial performance goals and individual performance goals, each eligible participant may earn a multiple of the target incentive. The Board’s approval of the 2014 Incentive Plan does not create a guarantee of an incentive award to any eligible participant, and the Compensation Committee retains discretion to discontinue or amend the 2014 Incentive Plan at any time. A copy of the 2014 Incentive Plan is filed as Exhibit 10.1 to this Form 8-K.

Executive Officer Compensation. On February 20, 2014, the Board, upon recommendation from the Compensation Committee, approved the following base salaries, annual incentives and restricted stock units (“RSUs”) with respect to the following executive officers of the Company:

Name and Principal Position	2014 Base Salary ($)	2013 Annual Incentive ($)*	2014 Time Vest RSUs (Units)	2014 Performance RSUs (Units)
W. Benjamin Moreland	$955,000	$1,643,653	25,193	88,459
President and Chief Executive Officer

Jay A. Brown	$492,633	$609,668	9,605	33,728
Senior Vice President, Chief Financial Officer and Treasurer

James D. Young	$490,137	$606,579	9,557	33,557
Senior Vice President and Chief Operating Officer

E. Blake Hawk	$452,577	$474,800	7,267	25,517
Executive Vice President and General Counsel

Patrick Slowey	$423,386	$449,710	4,856	17,051
Senior Vice President and Chief Commercial Officer

*	Amounts shown under 2013 Annual Incentive include a discretionary incentive of $13,520, $6,974, $6,939, $6,407 and $5,994 for Messrs. Moreland, Brown, Young, Hawk and Slowey, respectively, for successfully integrating in 2013 the towers acquired from T-Mobile in fourth quarter 2012.

Each RSU shown in the table above is issued pursuant to the Company’s 2013 Long-Term Incentive Plan and represents a contingent right to receive one share of common stock of the Company (“Common Stock”); vesting (i.e., forfeiture restriction termination) with respect to each RSU generally is (1) subject to the executive officer remaining an employee or director of the Company or its affiliates and (2) the other applicable vesting criteria described below.

The terms of the 2014 Time Vest RSUs shown in the table above provide that 33 1/3% of such Time Vest RSUs vest on February 19 of each of 2015, 2016 and 2017.

The terms of the 2014 Performance RSUs shown in the table above provide that 0% to 100% of the Performance RSUs vest on February 19, 2017 based upon the Company’s total stockholder return (“TSR”) performance ranking (“TSR Rank”) relative to a peer group of companies approved by the Board (“TSR Peer Group”) for the three year period ending December 31, 2016 (“Period”).** If the TSR Rank is at the 30th percentile or more up to the 55th percentile, then 33.34% to 66.67% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 1.3336% of the units vest for each 1.0 percentile increase in the TSR Rank above the 30th percentile up to the 55th percentile), with 66.67% of the Performance RSUs vesting at the 55th percentile. If the TSR Rank is at the 55th percentile or more, then 66.67% to 100% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 0.95229% of the units vest for each 1.0 percentile increase in the TSR Rank above the 55th percentile up to the 90th percentile (or above)), with 100% of the units vesting at or above the 90th percentile. However, if the TSR is negative for the Period and the TSR Rank is at or above the 30th percentile, the percentage of units which vest shall be 33.34%. If the TSR Rank is below the 30th percentile, 100% of the Performance RSUs will be forfeited.

A form of the standard Restricted Stock Units Agreement generally used for the Company’s 2013 Long-Term Incentive Plan is filed herewith as Exhibit 10.2 to this Form 8-K.

**	The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of TSR and TSR Rank and to make adjustments it deems appropriate to reflect changes in (1) the Common Stock, including as a result of any stock split or consolidation, stock dividend, recapitalization, merger, reorganization, or other relevant distribution or change in capitalization, or (2) the Peer Group, including as a result of any TSR Peer Group company becoming bankrupt, being acquired, disposing of a material portion of its assets, being delisted from a stock exchange, or splitting its common stock (or other change to such company’s stock or capitalization).

Non-employee Director Equity Compensation. On February 20, 2014, the Board also approved an annual equity grant of shares of Common Stock to the non-employee directors of the Board. A summary of the current components of compensation for non-employee members of the Board, including the equity grants approved on February 20, 2014, is filed herewith as Exhibit 10.3 to this Form 8-K.

As used in this Form 8-K, the term “including” and any variation thereof, means “including without limitation,” and the use of the word “or” is not exclusive.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

10.1	2014 Executive Management Team Annual Incentive Plan

10.2	Form of 2013 Long-Term Incentive Plan Restricted Stock Units Agreement

10.3	Summary of Non-Employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: February 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	2014 Executive Management Team Annual Incentive Plan

10.2	Form of 2013 Long-Term Incentive Plan Restricted Stock Units Agreement

10.3	Summary of Non-Employee Director Compensation

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